UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
June 17, 2008

BREITBURN ENERGY PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33055 (Commission File Number)	74-3169953 (I.R.S. Employer Identification No.)

515 South Flower Street, Suite 4800
Los Angeles, CA 90071
(Address of principal executive office)

(213) 225-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into a Material Definitive Agreement

Purchase Agreements

On June 17, 2008, BreitBurn Energy Partners L.P. (the “Partnership”) entered into a Purchase Agreement (the “Common Unit Purchase Agreement”) with Pro LP Corp.(“Pro LP”) and Pro GP Corp. (“Pro GP”), which are indirect wholly owned subsidiaries of Provident Energy Trust (“Provident”), pursuant to which the Partnership purchased from Pro LP and Pro GP on the same date an aggregate of 14,404,962 common units representing limited partnership interests in the Partnership (“Common Units”) for a purchase price of $335,033,175. The Common Unit Purchase Agreement contains customary representations and warranties and indemnification provisions.

On June 17, 2008, the Partnership entered into a Purchase Agreement (the “BreitBurn Management Purchase Agreement,” and together with the Common Unit Purchase Agreement, the “Purchase Agreements”) with Pro LP and Pro GP, pursuant to which the Partnership purchased from Pro LP and Pro GP on the same date 95.55% in the aggregate of the outstanding limited liability interests in BreitBurn Management Company, LLC (“BreitBurn Management”), for a purchase price of $9,966,825. Following such purchase, Pro LP and Pro GP ceased to be members of BreitBurn Management. At the time of the purchase, BreitBurn Management held all of the outstanding limited liability company interests in BreitBurn GP, LLC, which is the general partner of the Partnership (the “General Partner”). The BreitBurn Management Purchase Agreement contains customary representations and warranties and indemnification provisions. In addition, the BreitBurn Management Purchase Agreement contains certain covenants of the parties relating to the allocation of responsibility for liabilities and obligations under certain pre-existing equity compensation plans of the Partnership and BreitBurn Energy Company L.P. (“BreitBurn Energy”). In addition, pursuant to the BreitBurn Management Purchase Agreement, Pro GP assigned to the Partnership certain of its obligations as employer under the employment agreements among Pro GP, BreitBurn Management and the General Partner and each of Randall Breitenbach, Mark Pease, James Jackson, Gregory Brown, and Halbert Washburn.

The description of the Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreements, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Contribution Agreement

On June 17, 2007, the Partnership entered into a Contribution Agreement (the “Contribution Agreement”) with BreitBurn Management, the General Partner, BreitBurn Energy Corporation, a California corporation wholly owned by the Co-Chief Executive Officers of the General Partner, Halbert S. Washburn and Randall H. Breitenbach (“BEC”), and the Partnership, pursuant to which the parties consummated on the same date the following transactions: (1) BEC contributed its 4.45% limited liability company interest in BreitBurn Management to the Partnership in exchange for 19,955 Common Units and ceased to be a member of BreitBurn Management; (2) the Partnership was admitted to BreitBurn Management as the sole member of BreitBurn Management; (3) BreitBurn Management contributed its 100% limited liability company interest in the General Partner to the Partnership and ceased to be a member of the General Partner; and (4) the Partnership was admitted to the General Partner as the sole member of the General Partner.

The description of the Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment No. 1 to First Amended and Restated Limited Partnership Agreement

On June 17, 2008, the General Partner entered into Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of the Partnership (as amended, the “Partnership Agreement”). Pursuant to the Partnership Agreement, the economic portion of the General Partner’s 0.66473% interest in the Partnership was eliminated and the limited partners of the Partnership holding Common Units (the “Limited Partners”) were given a right to nominate and vote in the election of the directors to the Board of Directors of the General Partner.

The Partnership Agreement provides that an annual meeting of the Limited Partners for the election of directors to the Board of Directors will be held in July of each year beginning in 2009 or at such other date and time as may be fixed from time to time by the General Partner. Notice of the annual meeting will be given not less than 10 days nor more than 60 days prior to the date of such meeting.

The Limited Partners will vote together as a single class for the election of directors to the Board of Directors. The Limited Partners entitled to vote will elect by a plurality of the votes cast at such meeting persons to serve on the Board of Directors of the General Partner who are nominated in accordance with the provisions of the Partnership Agreement. The exercise by a Limited Partner of the right to elect the directors and any other rights afforded to such Limited Partner under the Partnership Agreement will be in such Limited Partner’s capacity as a limited partner of the Partnership and are not intended to cause a Limited Partner to be deemed to be taking part in the management and control of the business and affairs of the Partnership.

With respect to the election of directors to the Board of Directors, (A) the General Partner and the Partnership will not be entitled to vote Common Units that are otherwise entitled to vote at any meeting of the Limited Partners, and (B) if at any time any person or group beneficially owns 20% or more of the Outstanding Partnership Securities (as defined in the Partnership Agreement) of any class then outstanding, then all Partnership Securities (as defined in the Partnership Agreement) owned by such person or group in excess of 20% of the Outstanding Partnership Securities of the applicable class may not be voted, and in each case, the foregoing Common Units will not be counted when calculating the required votes for such matter and will not be deemed to be Outstanding (as defined in the Partnership Agreement) for purposes of determining a quorum for such meeting. Such Common Units will not be treated as a separate class of Partnership Securities for purposes of the Partnership Agreement. Notwithstanding the foregoing sentence, the Board of Directors of the General Partner may, by action specifically referencing votes for the election of directors, determine that the limitation set forth in clause (B) above will not apply to a specific person or group.

The number of Directors constituting the whole Board of Directors of the General Partner may not be less than five or more than nine as established from time to time by a resolution adopted by a majority of the directors. The Board of Directors has been divided into three classes, Class I, Class II, and Class III. Each director will serve for a term ending as provided in the Partnership Agreement; provided, however, that the directors designated in the Second Amended and Restated Limited Liability Company Agreement of the General Partner (the “General Partner Agreement”) to Class I will serve for an initial term that expires at the annual meeting held in 2009, the directors designated in the General Partner Agreement to Class II will serve for an initial term that expires at the annual meeting held in 2010, and the directors designated in the General Partner Agreement to Class III will serve for an initial term that expires at the annual meeting held in 2011. At each succeeding annual meeting beginning with the annual meeting held in 2009, successors to the class of directors whose term expires at that annual meeting will be elected for a three-year term.

Nominations of persons for election to the Board of Directors of the General Partner may be made at an annual meeting of the Limited Partners only (a) pursuant to the General Partner’s notice of meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors or any committee thereof or (c) by any Limited Partner who was a record holder at the time the notice provided for in the Partnership Agreement is delivered to the General Partner, who is entitled to vote at the meeting and who complies with the notice procedures set forth in the Partnership Agreement.

For any nominations brought before an annual meeting by a Limited Partner, the Limited Partner must give timely notice thereof in writing to the General Partner. The notice must contain certain information as described in the Partnership Agreement. To be timely, a Limited Partner’s notice must be delivered to the General Partner not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the Limited Partner must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Partnership or the General Partner). For purposes of the 2009 annual meeting, the first anniversary of the preceding year’s annual meeting will be deemed to be July 30, 2009. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a Limited Partner’s notice as described above.

In the event that the number of directors to be elected to the Board of Directors of the General Partner is increased effective at the annual meeting and there is no public announcement by the Partnership or the General Partner naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a Limited Partner’s notice will also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the General Partner not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Partnership or the General Partner.

Nominations of persons for election to the Board of Directors also may be made at a special meeting of Limited Partners at which directors are to be elected in accordance with the provisions of the Partnership Agreement.

Only such persons who are nominated in accordance with the procedures set forth in the Partnership Agreement will be eligible to be elected at an annual or special meeting of Limited Partners to serve as directors. Notwithstanding the foregoing, unless otherwise required by law, if the Limited Partner (or a qualified representative of the Limited Partner) does not appear at the annual or special meeting of Limited Partners to present a nomination, such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the General Partner or the Partnership.

In addition to the provisions described above and in the Partnership Agreement, a Limited Partner must also comply with all applicable requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations thereunder; provided however, that any references in the Partnership Agreement to the Exchange Act or the rules promulgated thereunder are not intended to and do not limit any requirements applicable to nominations pursuant to the Partnership Agreement, and compliance with the Partnership Agreement is the exclusive means for a Limited Partner to make nominations.

The description of Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of the Partnership does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Second Amended and Restated Limited Liability Company Agreement of the General Partner

On June 17, 2008, the Partnership entered into the Second Amended and Restated Limited Liability Company Agreement of the General Partner, which amended and restated the General Partner Agreement to provide for, among other items, the election of directors of the Board of Directors of the General Partner by the Limited Partners. As amended, the General Partner Agreement provides that the number of directors constituting the Board of Directors of the General Partner will be at least five and not more than nine as established from time to time pursuant to a resolution adopted by a majority of the directors.

The Board of Directors has been divided into three classes, Class I, Class II, and Class III. The initial terms of directors are as follows: directors in Class I will serve for an initial term that expires at the annual meeting of Limited Partners held in 2009, directors in Class II will serve for an initial term that expires at the annual meeting of Limited Partners held in 2010, and directors in Class III will serve for an initial term that expires at the annual meeting of Limited Partners held in 2011. At each succeeding annual meeting of Limited Partners beginning with the annual meeting held in 2009, successors to the class of directors whose term expires at that annual meeting will be elected for a three-year term. The directors will be elected by the Limited Partners and will be nominated in accordance with the terms of the Partnership Agreement.

After consummation of the transactions pursuant to the Purchase Agreements, the Board of Directors consisted of six directors. The directors of the General Partner and the Class in which each such director is a member are designated as follows:

John R. Butler, Jr., Class I
Gregory J. Moroney, Class I
Randall H. Breitenbach, Class II
Charles S. Weiss, Class II
David B. Kilpatrick, Class III
Halbert S. Washburn, Class III

The description of the Second Amended and Restated Limited Liability Company Agreement of the General Partner does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Credit Agreement

The description of Amendment No. 1 to the Credit Agreement described below under Item 2.03 is incorporated in this Item 1.01 by reference. A copy of Amendment No. 1 to the Credit Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended and Restated Administrative Services Agreement

On June 17, 2008, BreitBurn Management entered into an Amended and Restated Administrative Services Agreement (as amended, the “Administrative Services Agreement”) with BreitBurn Energy, pursuant to which BreitBurn Management will continue to provide administrative services to BreitBurn Energy. Pursuant to the Administrative Services Agreement, BreitBurn Management will receive a monthly fee of $775,000.00 for the performance of Services (as defined in the Administrative Services Agreement) until December 31, 2008. After December 31, 2008, BreitBurn Management will receive a negotiated fee that will be determined in good faith by the parties. BreitBurn Energy may terminate the Administrative Services Agreement upon (i) Provident and its Affiliates (as defined in the Administrative Services Agreement) ceasing to maintain a direct or indirect controlling interest in Pro GP or BreitBurn Energy, (ii) BreitBurn Management’s failure to pay any employee within 30 days of the date such payment is due, (iii) upon 90 days written notice, or (iv) in the event BreitBurn Management becomes Bankrupt (as defined in the Administrative Services Agreement). BreitBurn Management may terminate the Administrative Services Agreement upon (i) Provident and its Affiliates (as defined in the Administrative Services Agreement) ceasing to maintain direct or indirect control of Pro GP or BreitBurn Energy; provided, however, that any such termination will not terminate the obligation to provide transition services or the right of BreitBurn Energy to request transition services pursuant to the Administrative Services Agreement, or (ii) at any time after December 31, 2008 by giving 180 days written notice to BreitBurn Energy.

The description of the Administrative Services Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Operations and Proceeds Agreement

On June 17, 2008, BreitBurn Energy and BreitBurn Operating L.P. (“BreitBurn Operating”) entered into Amendment No. 1 to the Operations and Proceeds Agreement (as amended, the “Operations and Proceeds Agreement”). Pursuant to the Operations and Proceeds Agreement, the parties amended and restated the termination provisions to allow for the termination of the Operations and Proceeds Agreement upon the first to occur of (i) the obtaining of the necessary consents for the contribution of the Leased Assets (as defined in the Operations and Proceeds Agreement) or (ii) the mutual agreement by the parties, in writing, of such termination.

The description of the Amendment to Operations and Proceeds Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Surface Operating Agreement

On June 17, 2008, BreitBurn Energy, BEC and BreitBurn Operating entered into Amendment No. 1 to the Surface Operating Agreement (as amended, the “Surface Operating Agreement”). Pursuant to the Surface Operating Agreement, the parties amended and restated the termination provisions to allow for the termination of the Surface Operating Agreement upon the first to occur of (i) the assignment of the Surface Use Agreement (as defined in the Surface Operating Agreement) following the receipt of all consents necessary therefor and (ii) the mutual agreement by the parties, in writing, of such termination.

The description of the Amendment to Surface Operating Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 1.02 Termination of a Material Definitive Agreement

Acknowledgment of Termination – Omnibus Agreement

On June 17, 2008, Provident, Pro GP, BreitBurn Energy, the General Partner and the Partnership executed an Acknowledgment of Termination (the “Acknowledgment of Termination”). Pursuant to the Acknowledgment of Termination, the parties acknowledged and agreed that effective concurrently with the consummation of the transactions contemplated by the Purchase Agreements, (a) all rights under Section 3.1 of that certain Omnibus Agreement, dated October 10, 2006, (the “Omnibus Agreement”) were waived and (b) the Omnibus Agreement was terminated in all respects.

The description of the Amendment to Surface Operating Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 10.9 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 2.01 Completion of Acquisition or Disposition of Assets

Purchase Agreements

The description of the closing of the transactions consummated pursuant to the Purchase Agreements described above under item 1.01 is incorporated in this Item 2.01 by reference. The description of the Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreements, a copy of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Contribution Agreement

The description of the closing of the transactions consummated pursuant to the Contribution Agreement described above under item 1.01 is incorporated in this Item 2.01 by reference. The description of the Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 17, 2008, the Partnership, BreitBurn Operating and certain of BreitBurn Operating’s subsidiaries entered into the First Amendment to Amended and Restated Credit Agreement, Limited Waiver and Consent and First Amendment to Security Agreement (the “Amendment No.1 to Credit Agreement”), with Wells Fargo Bank, National Association, as administrative agent (the “Agent”). Amendment No.1 to Credit Agreement increased the borrowing base available to BreitBurn Operating under the Amended and Restated Credit Agreement, dated November 1, 2007 (the “Credit Agreement”), from $750,000,000 to $900,000,000. In addition, Amendment No. 1 to Credit Agreement enacted certain additional amendments, waivers and consents to the Credit Agreement and the Security Agreement, dated November 1, 2007, among BreitBurn Operating, certain of its subsidiaries and the Agent, necessary to permit the Amendment to First Amended and Restated Limited Partnership Agreement and the transactions consummated pursuant to the Purchase Agreements and the Contribution Agreement, each described above. In addition, Amendment No. 1 to Credit Agreement increased the interest margins applicable to borrowings, the letter of credit fee and the commitment fee under the Credit Agreement by amounts ranging from 12.5 to 25 basis points. On June 17, 2008, after giving effect to the borrowing under the Credit Agreement to finance the transactions contemplated by the Purchase Agreements, as described above, the total amount of indebtedness outstanding under the Credit Agreement was $724 million.

The description of Amendment No. 1 to the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 3.02 Unregistered Sales of Equity Securities

On June 17, 2008, pursuant to the Contribution Agreement, the Partnership issued 19,955 Common Units to BEC in exchange for BEC’s 4.45% limited liability company interest in BreitBurn Management.

The securities offered in the private placement have not been registered under the Securities Act of 1933 or any state securities laws, and unless so registered, the securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933 and applicable state securities laws. This announcement shall not constitute an offer to sell or a solicitation of an offer to buy any of these securities.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 17, 2008, in connection with the closing of the transactions pursuant to the Purchase Agreements, Randall J. Findlay, Grant D. Billing and Thomas W. Buchanan resigned from the Board of Directors of the General Partner. Each of these former directors is a member of the Board of Directors of Provident.

As described above under Item 1.01, after consummation of the transactions pursuant to the Purchase Agreements, the Board of Directors consisted of six directors. The directors of the General Partner as of June 17, 2008 and the Class in which each such director is a member are designated as follows:

John R. Butler, Jr., Class I
Gregory J. Moroney, Class I
Randall H. Breitenbach, Class II
Charles S. Weiss, Class II
David B. Kilpatrick, Class III
Halbert S. Washburn, Class III

ITEM 5.03 Amendment to Articles of Incorporation or Bylaws

Amendment No. 1 to First Amended and Restated Limited Partnership Agreement

The General Partner entered into Amendment No.1 to the First Amended and Restated Agreement of Limited Partnership of the Partnership effective June 17, 2008. The description of Amendment No. 1 to the Amended and Restated Agreement of Limited Partnership of the Partnership is incorporated herein by reference from Item 1.01 of this Current Report on Form 8-K.

A copy of Amendment No.1 to the First Amended and Restated Partnership Agreement is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Second Amended and Restated Limited Liability Company Agreement of the General Partner

The Partnership, as sole member of the General Partner, entered into the Second Amended and Restated Limited Liability Company Agreement of the General Partner effective June 17, 2008. The description of the Second Amended and Restated Limited Liability Company Agreement is incorporated herein by reference from Item 1.01 of this Current Report on Form 8-K.

A copy of the Second Amended and Restated Limited Liability Company Agreement of the General Partner is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
3.1	Amendment No. 1 to the First Amended and Restated Limited Partnership Agreement
3.2	Second Amended and Restated Limited Liability Company Agreement of BreitBurn GP, LLC
10.1*	Purchase Agreement, dated June 17, 2008, by and among Pro LP Corp., Pro GP Corp. and BreitBurn Energy Partners L.P.
10.2*	Purchase Agreement, dated June 17, 2008, by and among Pro LP Corp., Pro GP Corp. and BreitBurn Energy Partners L.P.
10.3	Contribution Agreement, dated June 17, 2008, by and among BreitBurn Management Company, LLC, BreitBurn GP, LLC, BreitBurn Energy Corporation and BreitBurn Energy Partners L.P.
10.4*
First Amendment to Amended and Restated Credit Agreement, Limited Waiver and Consent and First Amendment to Security Agreement, dated June 17, 2008, by and among BreitBurn Operating L.P., BreitBurn Energy Partners L.P., BreitBurn Operating L.P.’s Subsidiaries, the Lenders named therein and Wells Fargo Bank, National Association, as administrative agent for the Lenders.

10.5	Amended and Restated Administrative Services Agreement, dated June 17, 2008, between BreitBurn Management Company, LLC and BreitBurn Energy Company L.P.
10.6	Amendment No. 1 to the Operations and Proceeds Agreement, dated June 17, 2008, between BreitBurn Energy Company L.P. and BreitBurn Operating L.P.
10.7	Amendment No. 1 to the Surface Operating Agreement, dated June 17, 2008, by and among BreitBurn Energy Company, BreitBurn Energy Corporation and BreitBurn Operating L.P.
10.8	Acknowledgment of Termination, dated June 17, 2008, by and among Provident Energy Trust, Pro GP Corp., BreitBurn Energy Company L.P., BreitBurn GP, LLC and BreitBurn Energy Partners L.P.

*
The schedules to this agreement have been omitted from this filing pursuant to Item 601(b) (2) of Regulation S-K. The Company will furnish copies of such schedules to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BREITBURN ENERGY PARTNERS L.P.

	By:	BreitBurn GP, LLC,
its General Partner
Date: June 23, 2008
	By:	/s/ Randall H. Breitenbach
Name: Randall H. Breitenbach
Title: Co-Chief Executive Officer of BreitBurn GP, LLC

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment No.1 to the First Amended and Restated Limited Partnership Agreement
3.2	Second Amended and Restated Limited Liability Company Agreement of BreitBurn GP, LLC
10.1*	Purchase Agreement, dated June 17, 2008, by and among Pro LP Corp., Pro GP Corp. and BreitBurn Energy Partners L.P.
10.2*	Purchase Agreement, dated June 17, 2008, by and among Pro LP Corp., Pro GP Corp. and BreitBurn Energy Partners L.P.
10.3	Contribution Agreement, dated June 17, 2008, by and among BreitBurn Management Company, LLC, BreitBurn GP, LLC, BreitBurn Energy Corporation and BreitBurn Energy Partners L.P.
10.4*
First Amendment to Amended and Restated Credit Agreement, Limited Waiver and Consent and First Amendment to Security Agreement, dated June 17, 2008, by and among BreitBurn Operating L.P., BreitBurn Energy Partners L.P., BreitBurn Operating L.P.’s Subsidiaries, the Lenders named therein and Wells Fargo Bank, National Association, as administrative agent for the Lenders.

10.5	Amended and Restated Administrative Services Agreement, dated June 17, 2008, between BreitBurn Management Company, LLC and BreitBurn Energy Company L.P.
10.6	Amendment No. 1 to the Operations and Proceeds Agreement, dated June 17, 2008, between BreitBurn Energy Company L.P. and BreitBurn Operating L.P.
10.7	Amendment No. 1 to the Surface Operating Agreement, dated June 17, 2008, by and among BreitBurn Energy Company, BreitBurn Energy Corporation and BreitBurn Operating L.P.
10.8	Acknowledgment of Termination, dated June 17, 2008, by and among Provident Energy Trust, Pro GP Corp., BreitBurn Energy Company L.P., BreitBurn GP, LLC and BreitBurn Energy Partners L.P.

*
The schedules to this agreement have been omitted from this filing pursuant to Item 601(b) (2) of Regulation S-K. The Company will furnish copies of such schedules to the Securities and Exchange Commission upon request.